UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MagStar Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAGSTAR TECHNOLOGIES, INC.

410 Eleventh Avenue South

Hopkins, Minnesota 55343

April 16, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of MagStar Technologies, Inc. The meeting will be held on Thursday, May 17, 2007, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. However, whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Very truly yours,

/s/ Jon L. Reissner

Jon L. Reissner

CHIEF EXECUTIVE OFFICER

MAGSTAR TECHNOLOGIES, INC.

410 ELEVENTH AVENUE SOUTH

HOPKINS, MINNESOTA 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2006

TO THE SHAREHOLDERS OF MAGSTAR TECHNOLOGIES, INC.:

Please take notice that the Annual Meeting of Shareholders (the “Annual Meeting”) of MagStar Technologies, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors of the Company, on Thursday, May 17, 2007, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343, or at any adjournment or adjournments thereof, for the following purposes:

1.                                       To elect five directors to hold office until our next Annual Meeting of Shareholders or until their successors are elected and qualified.

2.                                       To ratify the appointment of Virchow, Krause & Company, LLP, certified public accountants, as MagStar’s independent auditors for the year ending December 31, 2007.

3.                                       To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

Only shareholders of record as shown on the books of MagStar at the close of business on April 13, 2007 will be entitled to vote at the Annual Meeting or any adjournments thereof. Assuming a quorum is present, election of directors is by a plurality of the voting power of the shares of MagStar capital stock present and entitled to vote or represented by proxy. Adoption of each other proposal requires the affirmative vote of the holders of a majority of the shares of Magstar’s capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

A PROXY FOR THIS MEETING IS ENCLOSED HEREWITH. WE REQUEST THAT YOU FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY WITHDRAW THE PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

/s/ Jon L. Reissner

Jon L. Reissner

CHIEF EXECUTIVE OFFICER

April 16, 2007

MAGSTAR TECHNOLOGIES, INC.

410 ELEVENTH AVENUE SOUTH

HOPKINS, MINNESOTA 55343

(952) 935-6921

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

MAY 17, 2007

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Magstar Technologies, Inc. (the “Company”) to be used at the 2007 Annual Meeting of the Shareholders of the Company (the “Annual Meeting”) to be held on Thursday, May 17, 2007, at 9:00 a.m. local time at the offices of MagStar, 410 Eleventh Avenue South, Hopkins, Minnesota 55343, or at any adjournments thereof, for the purposes set forth in the Notice of Meeting and discussed herein.

A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of shares entitled to vote, will be borne by MagStar. Directors, officers and employees of MagStar may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of shares entitled to vote. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders on or about April 18, 2007.

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by: (i) giving notice of such revocation to the Secretary of MagStar prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of MagStar prior to use of the proxy; (ii) filing a duly executed proxy bearing a later date with the Secretary of MagStar; or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in this Proxy Statement and for the other proposals in the Notice of Annual Meeting.

VOTING PROCEDURES

Only holders of our Company’s Common Stock, par value $.1875 per share (the “Common Stock”), and Series A Convertible Preferred Stock, par value $.1875 per share (the “Series A Preferred Stock”), of record at the close of business on April 13, 2007 will be entitled to vote at the Annual Meeting. On April 13, 2007, we had 9,130,723 outstanding shares of Common Stock and 1,000,000 outstanding shares of Series A Preferred Stock.

Each holder of shares of our Common Stock is entitled to one vote for each share held, and each holder of shares of our Series A Preferred Stock is entitled to one vote for each share of Common Stock into which each such share of Series A Preferred Stock is convertible as of April 13, 2007.  As of April 13, 2007, each share of Series A Preferred Stock was convertible into one share of Common Stock.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, entitled to vote at the Annual Meeting is required for a quorum for the transaction of business at the Annual Meeting. Therefore, 5,065,363 shares (on an as-if-converted to Common Stock basis) must be present for the conduct of business at the Annual Meeting.

In general, shares of Common Stock and Preferred Stock, on an as-if-converted to Common Stock basis, represented in person or by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Shares represented by a Proxy Card which includes any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter.

Election of each of the nominees for directors is by a plurality of the voting power of the shares of Common Stock and Preferred Stock, on an as-if-converted to Common Stock basis, present in person or by proxy and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock, on as-if-converted to Common Stock basis, present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification and approval of (i) the appointment of Virchow, Krause & Company, LLP as independent auditors for the year ended December 31, 2007, and (ii) any other matters properly considered at the Annual Meeting.

The Board of Directors unanimously recommends that you vote “for” the election of all nominees for the Board of Directors named in this proxy statement and “for” the ratification of Virchow, Krause & Company, LLP as the independent auditors of the Company for the year ended December 31, 2007.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

ELECTION OF DIRECTORS

(Proposal No. 1)

Introduction

Our ByLaws provide that the Board of Directors shall consist of not less than three nor more than fifteen members, as determined from time to time by a two-thirds vote of the Board. The Board has set its size at five.

Richard F. McNamara has declined to stand for re-election.  Additionally, during fiscal year 2006, Jon L. Reissner was appointed as a director by the Board.  The Board has nominated the five persons listed below to serve as our directors for the specified term. Each director is elected annually for a term of one year or until his or her successor is elected, or until his or her earlier resignation, removal from office, death or incapacity.

Nomination

The Board of Directors has nominated James L. Reissner, Michael J. Tate, Robert L. Stehlik, James H. Zavoral, M.D. and Jon L. Reissner (the “Nominees”) to serve as directors of MagStar and to hold such positions until their successors are elected at the 2008 annual meeting of our shareholders. All of the nominees are currently members of our Board. The Board recommends that each of the Nominees be elected to serve as a director of MagStar.

Information about each Director Nominee

The following table sets forth certain information, as of April 13, 2007, which has been furnished to us by each Director Nominee.

Name and Age of Director and Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

James L. Reissner Age 67

Mr. Reissner has served as a director of the Company since October 2000. From September 2001 to August 2004, Mr. Reissner served as the Chief Executive Officer of the Company and as President of the Company from October 2002 until August 2004. He served as Secretary of the Company from October 2000 until August 2004. Mr. Reissner also served as Chief Financial Officer from September 2001 to March 2002. Mr. Reissner has been President of Activar, Inc. since January 1996 and served as Chief Financial Officer of Activar from 1992 until becoming President. Mr. Reissner is a director of several other public companies, including the Chairman of the Board of Rimage Corporation and a member of the Board of Winland Electronics. Mr. Reissner is a graduate of Macalester College in Minnesota.

2000

Name and Age of Director and Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Michael J. Tate Age 67	Mr. Tate has served as a director of the Company since April 1998. From April 1998 to September 2001, Mr. Tate served as Chief Executive Officer and President of the Company. From April 1998 to December 1998 and from December 1999 to September 2001, Mr. Tate also served as the Chief Financial Officer of the Company. Previously, he served as Vice President/Chief Operating Officer of Minnesota Valley Engineering from August 1996 until joining the Company. Prior to serving at Minnesota Valley Engineering, Mr. Tate was employed in the Consulting divisions of Coopers & Lybrand and KPMG LLP.	1998

Robert L. Stehlik Age 67

Mr. Stehlik has been a director since 2005 and has been an independent Director of Kopp Emerging Growth Fund since September 1997. Mr. Stehlik is retired and served as Vice President of Peoples Bank of Commerce, Minneapolis, MN, from September 1998 to September 2003. For four years prior to that, Mr. Stehlik served as the Senior Vice President of Richfield Bank and Trust Co., based in Richfield, MN. Prior to his service at Richfield Bank, Mr. Stehlik served in various capacities at Norwest Bank (now Wells Fargo Bank) from 1962 to 1974 and First Bank (now US Bank) from 1975 to 1994, including as a Senior Vice President and as President of the Southdale Branch from 1982 to 1991.

		2005

James H. Zavoral, M.D. Age 67

Dr. Zavoral has been a director since 2005 and is a practicing clinical and research cardiologist. Dr. Zavoral is a graduate of the University of Minnesota Medical School and University of St. Thomas. Since 1992, Dr. Zavoral has been the Director of the Preventive Cardiology Institute. Dr. Zavoral is also an Assistant Professor at the University of Minnesota. He is the author of 55 peer-reviewed journal articles and is the past President of the Minnesota Chapter of the American Heart Association. Dr. Zavoral specializes in preventive cardiology, treatment of hypertension, hyperlipidemia, diabetes and obesity. Dr. Zavoral is a principal investigator for Radiant Research Company conducting Phase I-IV Human Clinical Trials for the biopharmaceutical industry. He has earned international recognition for his achievements in lipids and obesity research. Dr. Zavoral is a Fellow of the American Heart Association.

		2005

Name and Age of Director and Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies	Director Since

Jon L. Reissner Age 37

Mr. Jon L. Reissner has served as President, Chief Executive Officer and Secretary since August, 2004 and was named to the Company’s Board of Directors in 2006. Formerly and since May 2002, he was the Company’s Director of Finance. Since May 2002, Mr. Reissner has served on a part-time consulting basis for Activar, Inc., performing corporate and real estate financing services. In January 2006, Mr. Reissner was appointed Vice President for Activar. Mr. Reissner is also a member of Activar’s Board of Directors. From November 2001 to May 2002, he was employed by Vermillion State Bank in Hastings, Minnesota, performing commercial lending and general banking functions. From 1992 to 2000, Mr. Reissner served as a Director of Capital Markets and traded Fixed Income Securities and derivatives and also structured Asset Backed Securities for GMAC-RFC, a division of General Motors. Mr. Reissner is the Past Chairman of the St. Johns University Private Investment Fund Advisory Board, a member of the Finance Committee for The Association for Laboratory Automation, and a member of the Federal Reserve Bank of Minneapolis’ Advisory Council on Small Business and Labor. Mr. Reissner received his Bachelor of Science degree in Economics from St. Johns University in Collegeville, Minnesota and his Masters of Business Administration from the University of St. Thomas.

2006

Vote Required

Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee is by plurality of the voting power of the shares of Common Stock and Series A Preferred Stock, on an as-if-converted to Common Stock basis, voting in person or by proxy for directors at the Annual Meeting, voting together as a single class.

Board of Directors Recommendation

The Board recommends a vote FOR the election of James L. Reissner, Michael J. Tate, Robert L. Stehlik, James H. Zavoral and Jon L. Reissner. In the absence of other instructions, the proxies will be voted FOR those nominees. While the Board has no reason to believe that any of the named nominees will not be available to serve as a director, should such a situation arise prior to the Annual Meeting, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board. Alternatively, the proxies may, at the Board’s discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence.

Information about the Board and its Committees

Standing committees of the Board of Directors include the Audit Committee, the Compensation and Benefits Committee and the Governance Committee.

Director Independence

Three of our directors, Messrs. Tate and Stehlik and Dr. Zavoral all qualify as “independent directors,” as such term is defined in the Nasdaq listing standards set forth in Section 4200(a)(15) of National Association of Securities Dealers’ Manual. Mr. James Reissner, a past executive officer of MagStar, and Jon Reissner, our current CEO would not be considered “independent” under these standards.  Additionally, James Reissner is the father of Jon Reissner.

The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of MagStar. The Audit Committee reviews our annual financial statements, the selection and work of our independent accountants and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is not required to have a written charter and we have not yet chosen to adopt such a charter. The members of the Audit Committee are Messrs. James Reissner, Michael Tate, Robert L. Stehlik, and Dr. James H. Zavoral. The Audit Committee met four times in 2006.

The Compensation and Benefits Committee reviews the recommendations of the Chief Executive Officer regarding general programs of compensation and benefits for all our employees, reviews salary levels, bonuses and other forms of compensation paid to our officers (other than the CEO), makes recommendations to the Board concerning such compensation and administers our stock-based employee benefit plans. The Compensation and Benefits Committee independently reviews the compensation of our Chief Executive Officer and makes recommendations with respect to the CEO’s compensation. In addition, the Compensation and Benefits Committee independently reviews and analyzes compensation levels. The members of the Compensation and Benefits Committee are Messrs. Richard McNamara, James Reissner, Robert Stehlik, Michael Tate and Dr. James Zavoral. The Compensation and Benefits Committee does not have a charter. The Compensation and Benefits Committee met five times in 2006, concurrently with Board meetings.

The Governance Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Governance Committee will consider nominees recommended by shareholders if submitted in writing to our Secretary at our principal office address specified at the beginning of the first page of this Proxy Statement. The Governance Committee does not have a charter or a policy or formal process with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors believes that any candidate for director, whether proposed by shareholders or by the Board on its own initiative, should be considered on the basis of all factors relevant to the needs of the Company and the credentials of the candidate at the time the candidate is proposed. Accordingly, the Board does not believe that a policy with respect to the consideration of candidates for director is necessary. Other than the factors considered herein, the committee has not established any minimum requirements for potential directors.

All directors who are not MagStar employees are members of the Governance Committee. The members of this Committee for 2006 were Messrs. Richard McNamara, James Reissner, Robert Stehlik, Michael Tate and Dr. Zavoral. The Governance Committee met five times in 2006, concurrently with Board meetings.

Our Board of Directors met in formal meetings five times during 2006 and took action pursuant to unanimous written consent resolutions once during 2006. All members of the Board of Directors attached 100% of the meetings of our Board of Directors and committees, as applicable, in 2006.  Mr. McNamara, who is not standing for re-election, did not attend any of the meetings of the Board of Directors and committees, as applicable, in 2006.

Shareholders may send communications to any member or members of the Board in writing to MagStar Technologies, Inc., 410 11th Avenue South, Hopkins, Minnesota 55343, Attention: Secretary.

The Secretary of the Company will direct any such communication to the director specified, if any, in such communication.

The Company encourages members of its Board to attend annual meetings of shareholders. Four of the members of the 2006 Board attended the Annual Meeting of Shareholders held in 2006.

Director Compensation

Following the 2006 Annual Meeting of Shareholders, the directors received a stock grant and cash compensation for attendance at Board meetings as follows:

Name	Fees Earned or Paid In Cash	Stock Option Awards (1)	Total
Richard McNamara(2)	$0	$4,074	$4,074
James Reissner(3)	$5,500	$4,074	$9,574
Michael Tate(4)	$5,500	$8,714	$14,214
Robert Stehlik(5)	$5,500	$4,074	$9,574
James Zavoral(6)	$5,000	$4,074	$9,074

(1)                                      Amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123R of stock option awards, and include amounts from awards granted in 2006.  Assumptions used in the calculation of this amount for directors are identified in Note 2 to our financial statements for the fiscal year ended December 31, 2006 of the Company’s Annual Report.

(2)                                      Mr. McNamara has 90,000 outstanding options, with 70,000 vested and 20,000 unvested.

(3)                                      Mr. Reissner has 90,000 outstanding options, with 70,000 vested and 20,000 unvested.

(4)                                      Mr. Tate has 90,000 outstanding options, with 70,000 vested and 20,000 unvested.

(5)                                      Mr. Stehlik has 30,000 outstanding options, with 10,000 vested and 20,000 unvested.

(6)                                      Dr. Zavoral has 30,000 outstanding options, with 10,000 vested and 20,000 unvested.

In general, non-employee directors of the Company receive 15,000 options of common stock annually and a $600 fee for each board meeting attended.  The options vest one-third on its first anniversary, one-third on its second anniversary, and one-third on its third anniversary of grant date.  Committee members receive an additional $250 for each meeting attended.  Employee directors do not receive compensation for their services as directors in addition to their compensation received for services as employees.

EXECUTIVE OFFICERS AND COMPENSATION

The executive officers of the Company, including all individuals who have served as the Company’s chief executive officer during the last completed fiscal year, and their respective ages and offices held as of April 13, 2007, are as follows:

Name	Age	Position

Jon L. Reissner	37	Director, Chief Executive Officer, President, and Secretary

Joseph A. Petrich	46	Treasurer and Chief Financial Officer

David E. Helgerson	44	Chief Technology Officer

Duane R. Bryngelson	44	Chief Operating Officer

Mr. Jon L. Reissner (see biography above in the section title “Information about each Director Nominee”).

Mr. Petrich has served as Treasurer and Chief Financial Officer since March 2002.  As of November 1, 2005 Mr. Petrich also serves as Chief Financial Officer of Activar, Inc.  He joined Activar in 1997 as the Operations Manager for its Plastics Products Group and became General Manager of that group in 1998. The Activar Plastics Products Group includes Seelye Plastics, Eiler Plastics, Circuit Chemistry, and Afton Plastics.   Prior to joining Seelye, Mr. Petrich was a controller for Frank W. Griswold and Companies from 1980 through 1994.  He has served as General Manger/Vice President of Sentry Technologies and Sentry Metal Forming from 1994 through 1995, and served as Chief Financial Officer for Famous Dave’s of America from 1995 through 1996.  Mr. Petrich is a graduate from Bethel College with a business management degree.

Mr. Helgerson has served as Chief Technology Officer since 2004.  Prior to that, Mr. Helgerson had served as the Vice President of Product Development since March, 2001.  Prior to joining MagStar, Mr. Helgerson was the President and CEO of Quickdraw Conveyor Systems, Inc., a Burnsville, Minnesota based manufacturer of proprietary conveyor systems and other factory automation devices. Mr. Helgerson has been awarded two patents in conveyor technology.  He worked as a Test Engineer at Honeywell’s Defense Division (now Alliant Techsystems, Inc.) before joining Quickdraw.  Mr. Helgerson is a graduate of the University of Minnesota with a Bachelor’s Degree in Mechanical Engineering.

Mr. Bryngelson was appointed Chief Operating Officer on January 3, 2006.  Prior to that, Mr. Bryngelson served as Vice President - Operations of the Company since September 2002.  Mr. Bryngelson was the General Manager of Bending Technologies and Comfort Ride, members of the Activar group from 1995 to 2005.  Mr. Bryngelson joined Bending Technologies in 1995 as the Director of Operations and took over as Director of Sales as well in 1997, before receiving his current and continuing role as General Manager in 1998.  Mr. Bryngelson served as President of D & D Technical Design from 1991 to 1993 before joining Bending Technologies.

Summary of Cash and Other Compensation

The following table provides summary information concerning cash and non-cash compensation paid to or earned by (i) each individual serving as our principal executive officer during the fiscal year ended December 31, 2006 and (ii) the Company’s two most highly compensated executive officers, other than the principal executive officer, at the conclusion of the fiscal year ended December 31, 2006 and who received or earned total compensation of more than $100,000 for the fiscal year ended December 31, 2006 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus(5)	Option Awards(1)		All Other Compensation		Total
Jon L. Reissner CEO	2006	$158,176		$30,000	$22,500	(6)	$18,972	(10)	$229,648
Joseph A. Petrich CFO	2006	$0	(4)	$10,000	$4,500	(7)	$0		$14,500
Theodore A. Colvin(2)	2006	$127,990		$0	$6,750	(8)	$9,377	(11)	$144,117
Duane Bryngelson(3)	2006	$104,315		$10,000	$6,750	(9)	$21,343	(12)	$142,408

(1)                                      Amount reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with SFAS 123R of stock option awards, and include amounts from awards granted in 2006.  Assumptions used in the calculation of this amount for employees are identified in Note 2 to our financial statements for the fiscal year ended December 31, 2006 of this Annual Report.

(2)                                      Theodore Colvin became the Vice President of Sales in January 2006 and resigned in January 2007.

(3)                                      Duane Bryngelson became Chief Operating Officer in January 2006.

(4)                                      Mr. Petrich is employed (and paid) by Activar, Inc., an affiliated company.  Other than the compensation referenced in the summary compensation table, he does not receive any compensation from the Company for his services as Chief Financial Officer.

(5)                                      Bonuses are determined annually by the Board and are discretionary calculated.  Such bonuses were accrued on the balance sheet at December 31, 2006 and subsequently paid in March 2007.

(6)                                      Mr. Reissner was issued 50,000 options in February 2006, with 16,667 shares vesting immediately, 16,667 shares will vest in February 2007 and 16,667 shares will vest in February 2008.

(7)                                      Mr. Petrich was issued 10,000 options in February 2006, with 3,333 shares vesting immediately, 3,333 shares will vest in February 2007 and 3,334 shares will vest in February 2008.

(8)                                      Mr. Colvin was issued 15,000 options in February 2006, with 5,000 shares vesting immediately, 5,000 shares will vest in February 2007 and 5,000 shares will vest in February 2008.

(9)                                      Mr. Bryngelson was issued 15,000 options in February 2006, with 5,000 shares vesting immediately, 5,000 shares will vest in February 2007 and 5,000 shares will vest in February 2008.

(10)                                Mr. Reissner’s other compensation included a company automobile, auto insurance, gasoline, 401k match and health insurance for $9,788, $1,402, $2,400, $1,882 and $3,500 respectively.

(11)                                Mr. Colvin’s other compensation included 401k match, and health insurance for $1,225 and $8,152 respectively.

(12)                                Mr. Bryngelson’s other compensation included a company automobile, auto insurance, gasoline, 401k match, and health insurance for $7,423, $1,125, $3,600, $1,043 and $8,152 respectively.

Stock Options

The following table sets forth information regarding options to purchase Common Stock of the Company exercised by the named executive officers of the Company during the fiscal year ended December 31, 2006 and the number and value of unexercised options held by them at that date.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Duane Bryngelson	25,000			$0.05	11/06/12
	25,000			$0.05	07/01/13
	100,000			$1.03	04/08/14
	13,333	6,667	(1)	$0.36	05/13/15
	5,000	10,000	(2)	$0.61	02/15/16
Joseph Petrich	25,000			$0.50	01/27/11
	5,000			$0.25	01/05/12
	25,000			$0.05	11/06/12
	25,000			$0.05	07/01/13
	100,000			$1.03	04/08/14
	13,333	6,667	(1)	$0.36	05/13/15
	3,333	6,667	(2)	$0.61	05/15/16
Jon Reissner	25,000			$0.05	11/06/12
	25,000			$0.05	07/01/13
	100,000			$1.03	04/08/14
	33,333	16,667	(1)	$0.36	05/13/15
	16,667	33,333	(2)	$0.61	02/15/16
Theodore Colvin	3,333	1,667	(3)	$0.45	05/21/15
	5,000	10,000	(2)	$0.61	02/15/16

(1)                                      These options were issued on 05/12/05 with one-third vesting immediately, one-third on its first anniversary, and one-third on its second anniversary.

(2)                                      These options were issued on 02/14/06 with one-third vesting immediately, one-third on its first anniversary, and one-third on its second anniversary.

(3)                                      These options were issued on 05/20/05 with one-third vesting immediately, one-third on its first anniversary, and one-third on its second anniversary.

Stock Option Plan and Change in Control Arrangements

Pursuant to the Company’s 2001 Stock Option Plan (the “Plan”), in the event an optionee’s employment or other service with the Company and all Subsidiaries is terminated by reason of the optionee’s death, Disability or Retirement (as defined in the Plan), the option will remain exercisable, to the extent exercisable as of the date of such termination, for three months in the case of Retirement and one year in the case of death or Disability (but in no event after the Time of Termination).  In the event that the optionee’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or the optionee is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the optionee continues in the employ or service of the Company or another Subsidiary), all rights of the optionee under the Plan will immediately terminate without notice of any kind, and the option will no longer be exercisable;

provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for “cause” (as defined in the Plan), the option, to the extent that it is currently exercisable by the optionee as of the time of such termination, will remain exercisable for a period of three months after such termination (but in no event after the Time of Termination).

If a Change in Control (as defined in the Plan) occurs, then, subject to the discretion of the option committee in its sole discretion, the option will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the optionee remains in the employ or service of the Company or any Subsidiary.  In addition, if a Change in Control of the Company occurs, the option committee, in its sole discretion and without the consent of the Optionee, may determine that the optionee will receive, with respect to some or all of the option shares cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such option shares immediately prior to the effective date of such Change in Control of the Company over the option exercise price per share of the option.

To the extent that such acceleration of the vesting of the Options would constitute a “parachute payment” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), then, pursuant to the Plan, such acceleration will be modified to such extent that the participant will not be subject to the excise tax imposed by Section 4999 of the Code.

For purposes of the Plan, a “change in control” of MagStar will be deemed to have occurred upon, among other things, (i) the sale, lease, exchange or other transfer of substantially all of the assets of MagStar to an entity that is not controlled by MagStar, (ii) the approval by the shareholders of MagStar of any plan or proposal for the liquidation or dissolution of MagStar; (iii) any person, other than a Grandfathered Shareholder, as such term is defined in the Plan, becoming the beneficial owner of 20% or more of the combined voting power of MagStar’s outstanding securities without the prior approval of the then current Board; (iv) any person becoming the beneficial owner of 50% or more of the combined voting power of MagStar’s outstanding securities; (v) a merger or consolidation to which MagStar is a party if, after such merger or consolidation, MagStar’s shareholders do not beneficially own more than 50% of the combined voting power of the surviving corporation’s outstanding voting securities; or (vi) a change in the composition of the Board such that the individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority of the Board (with exceptions for individuals who are nominated or otherwise approved by the current Board) or such that the change would be required to be reported under the Securities Exchange Act of 1934, as amended.

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RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(Proposal No. 2)

Proposal

The Board of Directors has appointed Virchow, Krause & Company, LLP (“Virchow”), independent certified public accountants, as our auditors for the year ending December 31, 2007. Virchow has acted as auditors for the Company since their appointment took effect on January 17, 2001. If the shareholders do not ratify the appointment of Virchow, another firm of independent auditors may be considered by the Board of Directors. Representatives of Virchow will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. The following table sets forth fees for services provided by Virchow during fiscal years 2006 and 2005:

	2006	2005

Audit-Related Fees (1)	$68,000	$55,475
Tax Fees (2)	$4,300	$13,050
All Other Fees	$1,740	$—
	$74,040	$68,525

(1)                            Audit related fees are fees for services in connection with the audit of annual financial statements and review of quarterly financial statements and related services provided in connection with filings with the Securities and Exchange Commission.

(2)                            Tax fees are fees for services in connection with the preparation of federal and state tax returns.

The audit committee meets prior to filing of any Quarterly Report on Form 10-QSB, or Annual Report on Form 10-KSB to approve those filings.  In addition, the committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work.  All fees paid to our independent auditors are pre-approved by the audit committee.

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

As permitted under applicable law, our audit committee may pre-approve from time to time certain types of services, including tax services, to be provided by our independent auditors. In order to maintain control and oversight over the services provided by our independent auditors, it is the policy of the audit committee to pre-approve all audit and non-audit services to be provided by the independent auditors (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002), and not to engage the independent auditors to provide any non-audit services prohibited by law or regulation. For administrative convenience, the audit committee may delegate pre-approval authority to audit committee members who are also independent members of the Board of Directors, but any decision by such a member on pre-approval must be reported to the full audit committee at its next regularly scheduled meeting.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of shares of Common Stock and Series A Preferred Stock (on an as-if-converted to Common Stock basis) present and entitled to vote in person or by proxy on this proposal at the Annual Meeting, and the affirmative vote of at least a majority of the minimum number of votes necessary for a quorum at the Annual Meeting.

Board of Directors Recommendation

The Board recommends a vote FOR ratification of the appointment of Virchow as auditors of MagStar for the year ending December 31, 2007. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of the appointment of Virchow.

Audit Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that might incorporate this proxy statement or future filings with the Securities Exchange Commission (the “SEC”), in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

Review of Magstar’s Audited Financial Statements for the Fiscal Year Ended December 31, 2006.

At separate meetings, the members of our Audit Committee reviewed and discussed MagStar’s audited financial statements for the fiscal year ended December 31, 2006 with MagStar’s management. The members of the Audit Committee also discussed with Virchow, Krause & Company, LLP, MagStar’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from Virchow, Krause & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the members of the Audit Committee have discussed the independence of Virchow, Krause & Company, LLP with them.

Based on the review and discussions noted above, the members of the Audit Committee recommended to our Board of Directors that MagStar’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC.

Audit Committee

James L. Reissner

Michael J. Tate

Robert L. Stehlik

James H. Zavoral

PRINCIPAL SHAREHOLDERS AND BENEFICIAL

OWNERSHIP OF MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company’s capital stock as of April 13, 2007 for (1) each person known by the Company to beneficially own more than 5% of any class of the Company’s voting securities, (2) each of the executive officers named in the Summary Compensation Table under the heading “Executive Compensation,” (3) each of the Company’s directors and (4) all of the Company’s executive officers and directors as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Company’s capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable.

	Common Stock			Series A Preferred Stock			Total Voting Stock Beneficially Owned (2)	Percent of Total Voting
Name	Number		Percent	Number		Percent	Number	Power

Jon L. Reissner 410 11th Avenue South Hopkins, MN 55343	250,000	(3)	2.3%	—		0.0%	250,000	2.1%

Joseph A. Petrich 410 11th Avenue South Hopkins, MN 55343	210,000	(4)	2.0%	—		0.0%	210,000	1.8%

Duane R. Bryngelson 410 11th Avenue South Hopkins, MN 55343	185,000	(5)	1.7%	—		0.0%	185,000	1.6%

Theodore A. Colvin 410 11th Avenue South Hopkins, MN 55343	20,000	(6)	0.2%	—		0.0%	20,000	0.2%

Richard F. McNamara 7808 Creekridge Circle Suite 200 Minneapolis, MN 55439	2,535,000	(7)	23.6%	625,000	(7)	62.5%	3,160,000	26.9%

James L. Reissner 7808 Creekridge Circle Suite 200 Minneapolis, MN 55439	967,327	(8)	9.0%	250,000	(8)	25.0%	1,217,327	10.4%

Michael J. Tate 410 11th Avenue South Hopkins, MN 55343	769,372	(9)	7.2%	125,000	(9)	12.5%	894,372	7.6%

Robert Stehlik 410 Eleventh Avenue S Hopkins, MN 55343	32,027	(10)	0.3%	—		0.0%	32,027	0.3%

Dr. James R. Zavoral 410 Eleventh Avenue S Hopkins, MN 55343	31,277	(11)	0.3%	—		0.0%	31,277	0.3%

	Common Stock			Series A Preferred Stock		Total Voting Stock Beneficially Owned (2)	Percent of Total Voting
Name	Number		Percent	Number	Percent	Number	Power

All executive officers and Directors as a group (9 persons)	5,055,003	(12)	47.1%	1,000,000	100.0%	6,055,003	51.6%

Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391-1769	684,900	(13)	6.4%	—	0.0%	684,900	5.8%

(1)                      Unless otherwise stated, the principal business address is 410-11th Avenue South, Hopkins, MN 55343.

(2)                      Represents number of shares of voting capital stock of the Company held by the shareholder, including shares of common stock and shares of Series A Preferred Stock (on an as-converted basis).

(3)                      Includes 250,000 shares of common stock that Mr. Jon Reissner has the right to acquire within 60 days upon the exercise of options.

(4)                      Includes 210,000 shares of common stock that Mr. Joe Petrich has the right to acquire within 60 days upon the exercise of options.

(5)                      Includes 185,000 shares of common stock that Mr. Duane Bryngelson has the right to acquire within 60 days upon the exercise of options.

(6)                      Includes 20,000 shares of common stock that Mr. Ted Colvin has the right to acquire within 60 days upon the exercise of options.

(7)                      Does not include 625,000 shares of Series A Preferred Stock held by Mr. McNamara, which are convertible into 625,000 shares of common stock, but does include (i) 115,000 shares of common stock that Mr. McNamara has the right to acquire within 60 days and (ii) 250,000 shares of common stock that Mr. McNamara has the right to acquire within 60 days upon the exercise of warrants, (iii) 2,187,500 shares of common stock and (iv) 7,500 shares held by Activar Properties, Inc.  Mr. McNamara is a principal and Chief Executive Officer of and Activar Properties, Inc.

(8)                      Does not include 250,000 shares of Series A Preferred Stock which is convertible into 250,000 shares of Common Stock, but includes (i) options to purchase 90,000 shares of common stock that Mr. Reissner has the right to acquire within 60 days.

(9)                      Does not include 125,000 shares of Series A Preferred Stock, which is convertible into an aggregate of 125,000 shares of common stock, but includes options to purchase 196,058 shares of common stock that Mr. Tate has the right to acquire within 60 days.

(10)                Includes 30,000 shares of common stock that Mr. Stehlik has the right to acquire within 60 days upon the exercise of options.

(11)                Includes 30,000 shares of common stock that Dr. Zavoral has the right to acquire within 60 days upon the exercise of options.

(12)                Includes an aggregate of 281,061 shares of common stock and 250,000 shares of common stock that executive officers and directors have the right to acquire within 60 days upon the exercise of options and warrants, respectively.

(13)                According to a Schedule 13G/A, dated January 12, 2007, as filed with the Securities and Exchange Commission, Perkins Capital Management, Inc. has sole voting power with respect to 155,000 of such shares, and sole dispositive power over all such shares.

Certain Relationships and Related Transactions

The Company has notes payable to different entities, all related through common ownership, as follows:

	Note Payable	Accrued Interest
Notes payable; related entity (Activar, Inc.), with interest at 3%, subordinated to senior debt, unsecured	$500,000	$0
Note payable; related entity (Activar Properties, Inc.), with interest at 3%, subordinated to senior debt, unsecured	625,000	0
Note payable; related entity (Richard F. McNamara), with interest at 3%, subordinated to senior debt, unsecured	1,946,154	0
	$3,071,154	$0

For the years ended 2006 and 2005, all accrued interest was forgiven which was $92,135 and $89,597 respectively.  The forgiveness of accrued interest was recorded to additional paid in capital.  On June 30, 2006 the related parties agreed to extend the due dates of the notes to July 1, 2008.

On March 21, 2001, the Company entered into two sale-leaseback agreements with Activar Properties (a related party through common ownership).  On February 25, 2003, the Company sold the building to Hopkins Eleventh Avenue LLC (a related party through common ownership) and entered into a sale-leaseback arrangement.  Since 2001, the leases have been modified with the most recent on July 1, 2006.  The amended lease combined the former building and equipment lease agreements into one lease.  The new lease term is month to month, with monthly payments totaling $16,250.  As part of the new lease agreements, the related party agreed to forgive all deferred rent totaling $942,792 which was recorded to additional paid in capital.

The Company has determined that the amended lease is in substance a term lease based on the Company’s intent to continue to use the equipment and building under the lease for an extended period of time.  Since the Company now leases only a portion of the building, the Company recognized $494,094 of the deferred gain on sale-leaseback immediately into income.  The remaining gain on sale-leaseback related to the building as of July 1, 2006 totaling $557,169 will be amortized over thirty-eight months. The gain on sale-leaseback of equipment will continue to be amortized over the remaining life of the previous term which had eighteen months remaining as of July 1, 2006.

Rent expense on the lease was $213,319 and $343,392 for the years ended December 31, 2006 and 2005, respectively.  Included in rent expense is deferred rent of ($29,792) and $343,392 for the years ended December 31, 2006 and December 21, 2005 respectively.

Joseph Petrich, the Company’s Chief Financial Officer, is the Chief Financial Officer for Activar, Inc., an affiliated entity.  Mr. Petrich does not receive a salary from the Company for his services, but is eligible for bonuses and option awards in line with the Company’s other employees and executives.  In 2006, Mr. Petrich received from the Company a bonus of $10,000 and an option to purchase 10,000 shares of the Company’s common stock at an exercise price of $0.61 per share.  Mr. Petrich is not compensated by Activar, Inc. for services he provides to us, nor is his compensation from Activar, Inc. in any way based upon our performance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of the Company and all persons who beneficially own more than 10% of the outstanding shares of common stock of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports furnished to the Company and upon other information known to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of the Company’s outstanding shares of common stock were complied with during the fiscal year ended December 31, 2006, except for Mr. Tate, who was granted an option on October 5, 2006, which was reported on Form 5 on February 14, 2007.

PROPOSALS FOR THE NEXT ANNUAL MEETING

Any shareholder who desires to submit a proposal for action by the shareholders at the next annual meeting must submit such proposal in writing to Jon L. Reissner, Chief Executive Officer and Secretary, Magstar Technologies, Inc., 410 Eleventh Avenue South, Hopkins, Minnesota 55343 on or before December 20, 2007 to have the proposal included in our proxy statement for the meeting. Such a proposal must satisfy the requirements of the proxy rules promulgated by the SEC. Due to the complexity of the respective rights of the shareholders and us in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights.

DISCRETIONARY PROXY VOTING

AUTHORITY/UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to our 2008 Annual Meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by March 4, 2008, the management proxies will be allowed to use their discretionary authority as outlined above.

OTHER BUSINESS

We know of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

ANNUAL REPORT ON FORM 10-KSB

With this Proxy Statement, we are providing to each person who was a MagStar shareholder on April 13, 2007 a copy of our Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, including our financial statements for the year ended December 31, 2006, but excluding the exhibits thereto. We will provide copies of such exhibits upon request by shareholders subject, at the Company’s discretion, to payment of a reasonable fee to cover the cost of reproduction and postage. Requests for copies of such exhibits may be made to MagStar Technologies, Inc., 410 11th Avenue South, Hopkins, Minnesota 55343, Attention: Secretary. Copies of Exhibits as well as additional investor information is available through a link to the SEC’s EDGAR filing site on the Company’s website at www.MagStar.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jon L. Reissner

Jon L. Reissner
Chief Executive Officer

Minneapolis, Minnesota

April 16, 2007

MAGSTAR TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints JON L. REISSNER and JOSEPH A. PETRICH, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of MagStar Technologies, Inc. held of record by the undersigned on April 13, 2007, at the Annual Meeting of Shareholders to be held on May 17, 2007, and at any adjournments thereof.

(PLEASE VOTE AND SIGN ON THE OTHER SIDE)

1.  ELECTION OF DIRECTORS

☐	FOR all nominees listed below vote for all	☐	WITHHOLD authority to
	(EXCEPT AS MARKED TO		nominees below
THE CONTRARY BELOW)

Nominees:	James L. Reissner	Michael J. Tate	Robert L. Stehlik
	James H. Zavoral, M.D.	Jon L. Reissner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME.)

2.   PROPOSAL TO RATIFY THE SELECTION OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS OF MAGSTAR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE

PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature	Date:	, 2007	If held jointly	Date:	, 2007

NOTE:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.